Exhibit 10.2


                                 PROMISSORY NOTE


$4,371,541.67                                                    August 29, 1997

         FOR VALUE RECEIVED, the undersigned, Neodata Creative Services, Inc. ("Maker"), promises to pay to the order of Electronic Data Systems Corporation ("Payee"), at the offices of Payee at 5400 Legacy Drive, Plano, Texas 75024, the sum of Four Million, Three Hundred Seventy-One Thousand, Five Hundred Forty-One and 67/100 Dollars ($4,371,541.67), or so much thereof as has been advanced and not previously repaid.

         All outstanding principal shall be due and payable on demand.

         This Note is meant to evidence existing and future indebtedness of Maker to Payee, it being understood that principal amounts may be repaid and readvanced from time to time at the option of Payee.

         If this Note is placed in the hands of an attorney for collection, or in the event this Note is collected in whole or in part through legal proceedings of any nature, then and in any such case Maker promises to pay all costs of collection, including, but not limited to, reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed.

         THIS NOTE IS BEING EXECUTED AND DELIVERED IN THE STATE OF TEXAS, AND THE LAWS (EXCLUDING THE CONFLICTS OF LAWS RULES) OF SUCH STATE SHALL GOVERN THE CONSTRUCTION, VALIDITY, ENFORCEMENT, AND INTERPRETATION HEREOF, EXCEPT TO THE EXTENT FEDERAL LAWS OTHERWISE GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the 29th day of August, 1997.

                                        NEODATA CREATIVE SERVICES, INC.


                                        By:    /s/ Jeffrey D. Cushman
                                               ---------------------------------
                                        Name:  Jeffrey D. Cushman
                                        Title: Assistant Treasurer